  [LOGO]

 INTERNATIONAL GROWTH EQUITY FUND A

 ANNUAL REPORT
 DECEMBER 31, 1996

  [LOGO]

 GROWTH EQUITY FUND

 ANNUAL REPORT
 DECEMBER 31, 1996

  [LOGO]

 SMALL CAP FUND

 ANNUAL REPORT
 DECEMBER 31, 1996

                    RCM INTERNATIONAL GROWTH EQUITY FUND A
                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


World stock markets showed positive returns in 1996 as the Morgan Stanley EAFE index returned 6.35%. This figure was negatively impacted by the poor performance in Japan which registered a negative 15.4% return. Without the poor performance of the Japanese markets, the EAFE Index would have returned 21.4%, which is more in line with the S&P 500 Index return of 22.96% for the same period.

The RCM International Growth Equity Fund A (the "Fund") had a portfolio return of 19.31% for the 12 months ended December 31, 1996, which exceeded the EAFE Index by 1,296 basis points. This performance, coupled with the Fund exceeding the EAFE Index by 643 basis points in 1995, provided the Fund with an exceptional two year rate of return. The Fund's secondary benchmark, comprised of 90% Morgan Stanley GDP-weighted EAFE and 10% Emerging Markets, returned 9.91% in 1995 and 7.90% in 1996.

The investment philosophy utilized by RCM Capital Management, L.L.C. ("RCM"), the Fund's investment manager, to which the Fund's strong performance can be attributed, has remained fairly consistent over the last two years and is likely to remain the same for the foreseeable future. This philosophy has led the Fund to maintain a substantial underweighting in Japanese equities throughout 1996 as RCM is of the firm view that the Japanese government has not yet dealt with significant problems in its banking system. The Fund also had a zero weighting in Japanese banks, which have been underperformers for some time. Importantly, the Fund has benefited from RCM's substantial commitment to growth stocks worldwide, and its stock selection is the most important element in the Fund's outperformance.

Growth stocks have done exceptionally well in 1995 and 1996 owing to positive liquidity conditions in the industrialized countries despite sluggish economic growth. Ample liquidity has put pressure on investors to find returns wherever they can and an increasing premium has been paid for those companies that can show above average earnings growth on a sustained basis.

The events that could produce a change in this environment would be a deterioration in the outlook for inflation, either from an acceleration in world economies or from a tightening supply of production or labor. Because we are now in our sixth year of economic expansion, fears along these lines are justifiable. However, while the U.S. economy is at the point where it could generate higher rates of inflation, it does not show any signs of doing so.

In Europe, the fiscal restraint required by the Maastricht agreement in preparation for a common currency by 1999 is offsetting the positive monetary stance taken by the Bundesbank and most other central banks. While RCM does not believe that monetary policy can continue to be as aggressive as it has been, it also does not believe that monetary restraint is imminent. Both traditional growth stocks and those that are generating growth through restructurings have performed well.

In Japan, an equally positive monetary stance is offset by fiscal restraint as the budget deficits of that country disallow anything else, but the more important restraint on economic growth comes from a severely crippled banking system that has yet to be restructured. The government is making inroads in improving its banking system, but efforts to date have not been adequate. While liquidity conditions remain positive in Japan, the stock market has been undermined by negative sentiment on the economy and a preference for bonds or foreign assets. It is interesting to note that even with a negative market environment, Japanese stocks with strong earnings growth continue to show positive rates of return.

In the rest of Asia, growth is still very high compared to the rest of the world; however, there are signs that this rapid rate of growth is beginning to put strains on these economies that are in turn likely to force moderation in the rate of expansion in the coming years. There are substantial shortages in skilled labor and there is increasing difficulty in the sheer magnitude of additional infrastructure required to maintain GDP growth of 8% or 9%. Many Asian companies do not produce the profitability required to generate the funds needed for their volume growth, so there are increasing premiums being paid for companies with high internal cash generation. RCM has emphasized these kinds of companies in the Fund's portfolio.

In Latin America, there is a cyclical economic rebound taking place with a wide range of stocks participating in these advancing markets. The value added here has been an overweighting in the region and an emphasis on high quality companies that can benefit from continued expansion in these economies.

In summary, RCM believes its investment style of focusing on high-quality growth stocks will continue to generate above-average returns. For 1997, it is RCM's challenge to maintain valuation disciplines to ensure that the Fund maintains a portfolio whose growth potential has not been fully discounted by the market place. RCM's extensive research resources and Grassroots effort have helped it continue to generate new ideas and it sees this as a distinct advantage in the coming year.

RCM INTERNATIONAL GROWTH EQUITY FUND A
PERFORMANCE SUMMARY
-------------------------------------------------------------------------------
        [GRAPH]

             PERFORMANCE FROM COMMENCEMENT OF OPERATIONS

                 FUND         EAFE               90%/10%
12/28/94         50,000       50,000             50,000
                 47,772       48,090             48,330
                 47,881       47,965             48,172
 3/31/95         50,264       50,972             50,182
                 52,453       52,904             52,443
                 52,815       52,285             52,282
 6/30/95         54,230       51,381             51,789
                 57,845       54,590             54,975
                 57,095       52,520             52,795
 9/30/95         58,320       53,560             53,350
                 57,440       52,140             51,770
                 57,605       53,605             52,680
12/31/95         58,995       55,770             54,955
                 60,630       56,010             55,990
                 61,355       56,215             56,065
 3/31/96         63,240       57,420             56,795
                 65,480       59,105             58,635
                 66,315       58,030             57,850
 6/30/96         66,766       58,370             58,318
                 64,611       56,677             56,429
                 65,541       56,813             56,563
 9/30/96         67,021       58,336             58,030
                 66,510       57,753             57,321
                 69,318       60,063             59,641
12/31/96         70,391       59,306             59,303


             PERFORMANCE FROM FIRST PUBLIC OFFERING

                 FUND         EAFE               90%/10%
 5/22/95         50,000       50,000             50,000
                 52,900       52,000             51,779
                 51,160       50,800             50,712
 6/30/95         52,535       49,921             50,234
                 56,035       53,040             53,320
                 55,310       51,030             51,210
 9/30/95         56,495       52,040             51,745
                 55,645       50,660             50,215
                 55,805       52,085             51,095
12/31/95         57,150       54,190             53,305
                 58,735       54,425             54,310
                 59,435       54,620             54,385
 3/31/96         61,270       55,795             55,090
                 63,430       57,430             56,875
                 64,240       56,385             56,110
 6/30/96         64,677       56,720             56,560
                 62,105       55,075             54,728
                 63,490       55,207             54,858
 9/30/96         64,924       56,687             56,281
                 64,429       56,120             55,594
                 67,149       58,365             57,844
12/31/96         68,189       57,629             57,516


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The charts above show the performance of the RCM International Growth Equity Fund A versus the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI-EAFE)+ and a custom index including 90% of MSCI-EAFE and 10% Morgan Stanley Capital International Emerging Markets Free Index (MSCI-EMF)++. The charts represent cumulative returns of 40.78%+ and 36.38%+ for the Fund from December 28, 1994* to December 31, 1996 and from May 22, 1995** to December 31, 1996, respectively. The charts assume a hypothetical $50,000 minimum initial investment in the Fund and reflect all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS+
DECEMBER 31,1996

                 LIFE OF FUND
               Annualized since
            ----------------------
1 YEAR      12/28/94*    5/22/95**
------      ---------    ---------
19.31%       18.57%        21.29%

The data above represents past performance of the Fund, and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

--------------
+ Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
*  The Fund commenced operations on December 28, 1994.
** The Fund's shares were first offered to the public on May 22, 1995.
+ The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
++ The MSCI-EMF Index includes only those countries open to non-local investors. The index is currently calculated on a price-only basis without dividends reinvested.

                          REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders of RCM International Growth Equity Fund A and
Board of Directors of RCM Capital Funds, Inc:

We have audited the accompanying statement of assets and liabilities of RCM International Growth Equity Fund A (the "Fund"), including the statement of investments in securities and net assets, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM International Growth Equity Fund A as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                  Coopers & Lybrand L.L.P.


Boston, Massachusetts
February 20, 1997

                          This page intentionally left blank

                    RCM INTERNATIONAL GROWTH EQUITY FUND A
                   INVESTMENTS IN SECURITIES AND NET ASSETS
                               DECEMBER 31, 1996

                                                                     % OF
  SHARES     COUNTRY            EQUITY INVESTMENTS                 NET ASSETS       MARKET VALUE
----------   -------     -------------------------------------    -----------      --------------

CONSUMER DURABLES SECTOR                                               4.3%

                         AUTOMOTIVE RELATED                            2.9%

   12,000     SWDN       Autoliv AB                                                  $   526,107
    2,325      GER       Volkswagen AG                                                   966,987
                                                                                     -----------
                                                                                       1,493,094
                                                                                     -----------
                         OTHER CONSUMER DURABLES                       1.4%

   29,000      JPN       Matsushita Kotobuki Electronics                                 756,239

CONSUMER NON-DURABLES SECTOR                                          25.8%

                         BEVERAGE AND TOBACCO                          6.8%

   21,400     NETH       Grolsch NV                                                      830,466
  149,000     INDO       H. M. Sampoerna                                                 794,835
   20,500      MEX       Pan American Beverages Inc. Class A                             960,938
   10,700      FR        Seita                                                           447,509
  151,000     SWDN       Swedish Match AB *                                              531,386
                                                                                     -----------
                                                                                       3,565,134
                                                                                     -----------
                         FOOD AND FOOD PROCESSING                      5.0%

  141,750     MEX        Gruma S.A. de C.V. *                                            864,329
   15,900     JPN        Hokuto Corp.                                                    698,826
    5,850      FR        Lambert Dodard Chancereul SA                                  1,047,441
                                                                                     -----------
                                                                                       2,610,596
                                                                                     -----------
                         GENERAL RETAIL                                5.4%

   23,000     JPN        Credit Saison Co., Ltd.                                         514,377
   68,100     UK         Next PLC                                                        663,850
   33,400    BRZL        Pao de Acucar 144A GDR +                                        594,649
    7,000     JPN        Ryohin Keikaku                                                  519,817
   25,000    CHLE        Santa Isabel S A   ADR                                          565,625
                                                                                     -----------
                                                                                       2,858,318
                                                                                     -----------
                         HOUSEHOLD/RELATED NON-DURABLES                4.6%

   5,000     GER         Adidas AG                                                       432,155
  25,000     MEX         Kimberly Clark de Mexico, S.A. de C.V.                          485,264
  20,300     US          Nu Skin Asia Pacific Inc. *                                     626,763
     250     SWTZ        SMH Swiss Corp. for Microelectronics                            154,090
                           and Watchmaking Industrie
  44,000     SWTZ        Tag Heuer International SA *                                    709,500
                                                                                     -----------
                                                                                       2,407,772
                                                                                     -----------


  The accompanying notes are an integral part of the financial statements.


                                     Page 6

                    RCM INTERNATIONAL GROWTH EQUITY FUND A
                   INVESTMENTS IN SECURITIES AND NET ASSETS
                               DECEMBER 31, 1996

                                                                     % OF
  SHARES     COUNTRY            EQUITY INVESTMENTS                 NET ASSETS       MARKET VALUE
----------   -------     -------------------------------------    -----------      --------------

                         LEISURE TIME PRODUCTS/SERVICES                4.0%

   25,000     JPN        NAMCO                                                       $   766,341
    7,600     JPN        Nintendo Corp. Ltd.                                             544,029
   25,000     JPN        Skylark Co.                                                     382,091
    5,000     FR         Salomon S.A.                                                    428,833
                                                                                     -----------
                                                                                       2,121,294
                                                                                     -----------
CYCLICAL/CAPITAL GOODS SECTOR                                         13.3%

                         BUILDING AND CONSTRUCTION                     4.1%

1,815,000    PHIL        Belle Corporation *                                             503,783
  746,850    PHIL        C & P Homes Inc.                                                383,364
   82,000     HK         Cheung Kong Holdings Ltd.                                       728,877
    8,014    NETH        Hunter Douglas N.V.                                             540,765
                                                                                     -----------
                                                                                       2,156,789
                                                                                     -----------
                         CHEMICALS AND TEXTILES                        3.3%

   23,000    GER         Hoechst AG                                                    1,086,626
   12,000    CHLE        Sociedad Quimica y Minera de Chile SA                           649,500
                                                                                     -----------
                                                                                       1,736,126
                                                                                     -----------
                         ELECTRICAL EQUIPMENT                          2.3%

   26,000    JPN         Alpine Electronics, Inc                                         415,335
    8,100    JPN         Hirose Electric Co., Ltd.                                       469,312
    5,000    JPN         Riso Kagaku                                                     321,216
                                                                                     -----------
                                                                                       1,205,863
                                                                                     -----------
                         INDUSTRIAL EQUIPMENT                          1.9%

   32,500     UK         Powerscreen International PLC                                   314,588
   44,000     NOR        Tomra Systems A/S                                               679,487
                                                                                     -----------
                                                                                         994,075
                                                                                     -----------
                         RAW AND BASIC MATERIALS                       1.1%

    4,600     GER        SGL Carbon AG 144A +                                            579,932

                         TRANSPORTATION SERVICES                       0.6%

   37,156     UK         BAA PLC                                                         308,095


  The accompanying notes are an integral part of the financial statements.


                                     Page 7

                    RCM INTERNATIONAL GROWTH EQUITY FUND A
                   INVESTMENTS IN SECURITIES AND NET ASSETS
                               DECEMBER 31, 1996

                                                                     % OF
  SHARES     COUNTRY            EQUITY INVESTMENTS                 NET ASSETS       MARKET VALUE
----------   -------     -------------------------------------    -----------      --------------

ENERGY SECTOR                                                          2.0%

                         OIL AND RELATED SERVICES                      2.0%

   50,394      UK        British Petroleum Co., PLC                                  $   604,348
    3,300      UK        British Petroleum Co., PLC ADR                                  467,561
                                                                                     -----------
                                                                                       1,071,909
                                                                                     -----------
HEALTH CARE SECTOR                                                    10.5%
                         DRUGS & HOSPITAL SERVICES                     9.1%

   12,000     CAN        Biochem Pharma Inc. *                                           603,000
   30,250      UK        Glaxo Wellcome PLC                                              492,333
    8,000      UK        Glaxo Wellcome PLC Sponsored ADR                                256,456
   16,000      US        Pharmacia & Upjohn Inc.                                         634,000
       50     SWTZ       Roche Holdings Ltd.                                             389,055
   18,000      UK        Smithkline Beecham PLC  (ADR)                                 1,224,000
   10,800      FR        Synthelabo                                                    1,167,736
                                                                                     -----------
                                                                                       4,766,580
                                                                                     -----------
                         HEALTH CARE SERVICES                          1.4%

   14,800     JPN        Nichii Gakken Co.                                               738,658

INTEREST SENSITIVE SECTOR                                              9.6%

                         BANKING                                       5.9%

   19,000    ITLY        Banca Popolare Di Bergamo                                       313,118
    9,000     SPN        Banco Bilbao Vizcaya, S.A.                                      485,962
   23,000     IRE        Bank of Ireland                                                 210,022
   16,000     GER        Bayerische Hypotheken-und Wechsel-Bank AG                       484,014
   96,800     HK         Dah Sing Financial Holdings, Ltd.                               392,982
   23,098     UK         HSBC Holdings PLC                                               494,243
   34,208     UK         Lloyds TSB Group PLC                                            252,589
   28,000    SWDN        Sparbanken Sverige AB                                           480,359
                                                                                     -----------
                                                                                       3,113,289
                                                                                     -----------
                         GENERAL FINANCE                               2.4%

   14,000    CAN         Newcourt Credit Group Inc. *                                    483,605
   10,700    JPN         Nichiei Co., Ltd.                                               789,958
                                                                                     -----------
                                                                                       1,273,563
                                                                                     -----------
                         INSURANCE                                     0.9%

    7,000    SPN         Mapfre Vida Seguros                                             485,269


  The accompanying notes are an integral part of the financial statements.


                                     Page 8

                    RCM INTERNATIONAL GROWTH EQUITY FUND A
                   INVESTMENTS IN SECURITIES AND NET ASSETS
                               DECEMBER 31, 1996

                                                                     % OF
  SHARES     COUNTRY            EQUITY INVESTMENTS                 NET ASSETS       MARKET VALUE
----------   -------     -------------------------------------    -----------      --------------

                         UTILITIES                                     0.4%

    3,800      GER       Veba AG                                                     $   219,782

SERVICES/MEDIA SECTOR                                                 12.5%

                         BUSINESS AND FOOD SERVICES                    4.1%

      750      SWTZ      Adecco SA                                                       188,270
   12,500       UK       Danka Business Systems PLC Sponsored ADR                        442,188
  105,000      CAN       Philip Environmental Inc. *                                   1,522,500
                                                                                     -----------
                                                                                       2,152,958
                                                                                     -----------
                         COMMUNICATION SERVICES                        5.2%

  114,000      UK        Cable & Wireless PLC                                            953,092
    3,000     NOR        Nera AS                                                         128,510
    5,500     NOR        Nera AS ADR                                                     233,750
   83,000     JPN        Nippon Denwa Shisetsu                                           766,860
   24,250      UK        Orange PLC  (ADR) *                                             388,000
    2,000     CZK        SPT Telecom S A *                                               248,998
                                                                                     -----------
                                                                                       2,719,210
                                                                                     -----------
                         MEDIA SERVICES                                3.2%

   30,000     UK         Bell Cablemedia PLC *                                           465,000
  163,000     UK         General Cable PLC *                                             544,543
   36,400     UK         Reed International PLC                                          684,722
                                                                                     -----------
                                                                                       1,694,265
                                                                                     -----------
TECHNOLOGY SECTOR                                                     14.7%

                         COMPUTERS AND OFFICE EQUIPMENT                0.8%

   18,700     JPN        Canon Sales Co., Inc.                                           416,596

                         ELECTRONICS AND NEW TECHNOLOGY               11.2%

   11,000     JPN        Advantest Corp.                                                 515,759
   32,230     SWDN       Ericsson LM Telephone Co.                                       997,160
   43,000     THAI       Hana Microelectronics Public Co. *                              221,321
   58,000     JPN        NEC Corp. *                                                     701,148
   15,000     CAN        Newbridge Networks Corp. *                                      423,750
   16,200     FIN        Nokia Corp. A                                                   939,600
    5,820     KOR        Samsung Electronics Co. *                                       354,125
    7,100      FR        SGS Thomson Microelectronics N.V.*                              497,000
   15,800     JPN        Shinko Electric Industries                                      514,342


  The accompanying notes are an integral part of the financial statements.


                                     Page 9

                    RCM INTERNATIONAL GROWTH EQUITY FUND A
                   INVESTMENTS IN SECURITIES AND NET ASSETS
                               DECEMBER 31, 1996

                                                                     % OF
  SHARES     COUNTRY            EQUITY INVESTMENTS                 NET ASSETS       MARKET VALUE
----------   -------     -------------------------------------    -----------      --------------

                         ELECTRONICS AND NEW TECHNOLOGY
                         (CONTINUED)

   10,800     JPN        Sony Corp.                                                  $   707,815
                                                                                     -----------
                                                                                       5,872,020
                                                                                     -----------
                         TECHNOLOGY SERVICES                           2.7%

   26,596     NETH       Getronics N.V.                                                  722,475
   17,700     SWDN       Intentia International AB *                                     264,725
   24,000      UK        SEMA Group PLC *                                                448,175
                                                                                     -----------
                                                                                       1,435,375
                                                                                     -----------
TOTAL EQUITY INVESTMENTS
(COST $41,400,163)                                                    92.7%           48,752,801
                                                                                     -----------
SHORT-TERM INVESTMENTS

                         MONEY MARKET FUNDS                            4.5%

2,400,000                SSgA Short-Term U.S. Government Money Market Fund             2,400,000

 Principal               COMMERCIAL PAPER                              2.5%
-----------

$1,300,000               Ford Motor Credit Company, 5.5% maturing 01/07/97             1,298,808
                                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS                                           7.0%
(COST $3,698,808)                                                                      3,698,808
                                                                                     -----------
TOTAL INVESTMENTS (COST $45,098,971) **                               99.7%           52,451,609

                         OTHER ASSETS LESS LIABILITIES                 0.3%              153,340
                                                                                     -----------
                         NET ASSETS                                  100.0%          $52,604,949
                                                                                     -----------
                                                                                     -----------

*   Non-income producing security.
+ Security is registered pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale purposes.


----------------
TAX INFORMATION:
** For Federal income tax purposes, cost is $45,262,791 and unrealized appreciation (depreciation) of equity securities is as follows:

         Unrealized appreciation                 $8,143,592
         Unrealized depreciation                   (954,774)
                                                 ----------
         Net unrealized appreciation              7,188,818
                                                 ----------
                                                 ----------


  The accompanying notes are an integral part of the financial statements.

                   RCM INTERNATIONAL GROWTH EQUITY FUND A
                  INVESTMENTS IN SECURITIES AND NET ASSETS
                             DECEMBER 31, 1996


The Fund's investments in securities at December 31, 1996 categorized by country:

                                               % of Net Assets
                                ----------------------------------------------
                                                   SHORT TERM
         COUNTRY                  EQUITIES          AND OTHER            TOTAL
         -------                  --------         ----------            -----
         Brazil                     1.1%                                  1.1%
         Canada                     5.8%                                  5.8%
         Chile                      2.3%                                  2.3%
         Czech Republic             0.5%                                  0.5%
         Finland                    1.8%                                  1.8%
         France                     6.8%                                  6.8%
         Germany                    7.2%                                  7.2%
         Hong Kong                  2.1%                                  2.1%
         Indonesia                  1.5%                                  1.5%
         Ireland                    0.4%                                  0.4%
         Italy                      0.6%                                  0.6%
         Japan                     20.0%                                 20.0%
         Korea                      0.7%                                  0.7%
         Mexico                     4.4%                                  4.4%
         Netherlands                4.0%                                  4.0%
         Norway                     2.0%                                  2.0%
         Philippines                1.7%                                  1.7%
         Spain                      1.8%                                  1.8%
         Sweden                     5.3%                                  5.3%
         Switzerland                2.7%                                  2.7%
         Thailand                   0.4%                                  0.4%
         United Kingdom            17.2%                                 17.2%
         United States              2.4%              7.3%                9.7%
                                  --------         ----------           ------
           Total                   92.7%              7.3%              100.0%
                                  --------         ----------           ------
                                  --------         ----------           ------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                            DECEMBER 31, 1996

                          Face Value     Date    Contract Price     Appreciation
                          ----------     ----    --------------     ------------
Sale:
    Japanese Yen         228,000,000   2/24/97      105.8200          $170,411
                                                                    ------------
      Total open forward foreign currency contracts (Note 1)          $170,411
                                                                    ------------
                                                                    ------------


   The accompanying notes are an integral part of the financial statements.

                   RCM INTERNATIONAL GROWTH EQUITY FUND A
                    STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 1996


ASSETS:
  Investments in securities, at value (cost $45,098,971) (Note 1)   $52,451,609
  Foreign currency, at value (cost $566,335)                            583,730
  Cash                                                                   58,814
  Receivable for Fund shares sold                                     1,900,000
  Receivable for open forward foreign currency contract (Note 1)        170,411
  Dividends, dividend reclaims and other receivables                     47,855
  Prepaid assets                                                         10,125
                                                                    -----------
    Total Assets                                                     55,222,544
                                                                    -----------
LIABILITIES:
  Payable for investments purchased                                   2,452,641
  Payable for investment management fees (Note 6)                        42,943
  Payable for professional fees                                          50,822
  Payable for Directors' fees (Note 7)                                   22,000
  Payable for custodian fees                                             14,325
  Payable for accounting fees                                            12,000
  Payable for printing expenses                                          10,592
  Payable for miscellaneous expenses                                      7,020
  Payable for registration and filing fees                                5,252
                                                                    -----------
    Total Liabilities                                                 2,617,595
                                                                    -----------
NET ASSETS                                                          $52,604,949
                                                                    -----------
                                                                    -----------
NET ASSETS CONSIST OF:
  Paid in capital (Note 4)                                          $45,056,079
  Distributions in excess of net investment income                     (154,461)
  Accumulated net realized gain on investments and foreign
    currency transactions                                               181,899
  Net unrealized appreciation on forward foreign currency contracts
    and foreign currency transactions                                   168,794
  Net unrealized appreciation on investments                          7,352,638
                                                                     -----------
NET ASSETS                                                           $52,604,949
                                                                     -----------
                                                                     -----------
NET ASSET VALUE PER SHARE
  ($52,604,949 DIVIDED BY 4,136,905 shares outstanding)                 $  12.72
                                                                     -----------
                                                                     -----------


   The accompanying notes are an integral part of the financial statements.

                   RCM INTERNATIONAL GROWTH EQUITY FUND A
                          STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME:
  Income:
    Dividends (net of foreign withholding tax of $64,821)            $  522,354
    Interest                                                             21,476
                                                                     ----------
      Total income                                                      543,830
                                                                     ----------

  Expenses:
    Investment management fees (Note 6)                                 313,342
    Custodian fees                                                       58,212
    Accounting fees                                                      48,000
    Directors' fees (Note 7)                                             43,500
    Audit fees                                                           27,500
    Insurance expenses                                                   12,000
    Printing expenses                                                    12,000
    Miscellaneous expenses                                                3,833
                                                                     ----------
      Total expenses before reimbursements                              518,387
    Expenses reimbursed by investment manager (Note 6)                 (105,743)
                                                                     ----------
      Total net expenses                                                412,644
                                                                     ----------
        Net investment income                                           131,186
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN: (NOTE1)
  Net realized gain on investments                                    2,790,022
  Net realized gain on forward foreign currency contracts
    and foreign currency transactions                                   519,839
                                                                     ----------
      Net realized gain                                               3,309,861
                                                                     ----------
  Net change in unrealized appreciation on forward foreign
    currency contracts and foreign currency transactions                 12,511
  Net change in unrealized appreciation on investments                3,719,721
                                                                     ----------
      Net unrealized appreciation                                     3,732,232
                                                                     ----------

      Net realized and unrealized gain during the year                7,042,093
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,173,279
                                                                     ----------
                                                                     ----------


   The accompanying notes are an integral part of the financial statements.

                   RCM INTERNATIONAL GROWTH EQUITY FUND A
                    STATEMENTS OF CHANGES IN NET ASSETS


                                                                      Year ended          Year ended
                                                                   December 31, 1996   December 31, 1995
                                                                   -----------------   -----------------

OPERATIONS:
  Net investment income                                               $   131,186          $   342,790
  Net realized gain on investments, forward foreign
    currency contracts and foreign currency
    transactions                                                        3,309,861              547,893
  Net change in unrealized appreciation on
    investments, forward foreign currency contracts
    and foreign currency transactions                                   3,732,232            3,796,450
                                                                   -----------------   -----------------

  Net increase in net assets resulting from operations                  7,173,279            4,687,133

DISTRIBUTIONS TO SHAREHOLDERS FROM: (NOTE 2)
  Net investment income                                                  (558,945)            (320,285)
  Net realized gain on investments                                     (3,074,200)            (369,783)

NET INCREASE FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)                 14,718,007            5,346,067
                                                                   -----------------   -----------------

TOTAL INCREASE IN NET ASSETS                                           18,258,141            9,343,132

NET ASSETS:
   Beginning of year                                                   34,346,808           25,003,676
                                                                   -----------------   -----------------
   End of year *                                                      $52,604,949          $34,346,808
                                                                   -----------------   -----------------
                                                                   -----------------   -----------------


--------------
* Includes distributions in excess of net investment
    income of                                                         $  (154,461)          $  (64,136)
                                                                   -----------------   -----------------
                                                                   -----------------   -----------------

                   RCM INTERNATIONAL GROWTH EQUITY FUND A
                            FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding are as follows:

                                                                                                                  December 28, 1994
                                                                                                                    (commencement
                                                     Year ended                         Year ended                of operations) to
                                                    December 31, 1996 * (a)          December 31, 1995            December 31, 1994
                                                    -----------------------          -----------------            -----------------

PER SHARE OPERATING PERFORMANCE: (B)
    Net asset value, beginning of period                   $  11.56                      $  10.00                     $  10.00
                                                           --------                      --------                     --------
    Net investment income                                      0.04  (c)                     0.12  (c)                    0.00
    Net realized and unrealized gain (loss)
      on investments                                           2.16                          1.68                        (0.00)
                                                           --------                      --------                     --------
    Net increase in net asset value
      resulting from investment operations                     2.20                          1.80                         0.00
                                                           --------                      --------                     --------
    Distributions:
      Net investment income                                   (0.16)                        (0.11)                       (0.00)
      Net realized gain on investments                        (0.88)                        (0.13)                       (0.00)
                                                           --------                      --------                     --------
        Total distributions                                   (1.04)                        (0.24)                       (0.00)
                                                           --------                      --------                     --------
NET ASSET VALUE, END OF PERIOD                             $  12.72                      $  11.56                     $  10.00
                                                           --------                      --------                     --------
                                                           --------                      --------                     --------

TOTAL RETURN **                                               19.31%                        17.98%                        0.01%
                                                           --------                      --------                     --------
                                                           --------                      --------                     --------
RATIOS AND SUPPLEMENTAL DATA:

Average commission rate paid per share (d)                $  0.0179                            -                            -
                                                           --------
                                                           --------
Net assets, end of period (in 000's)                      $  52,605                     $  34,347                     $ 25,004
                                                           --------                      --------                     --------
                                                           --------                      --------                     --------
Ratio of expenses to average net assets                        0.99% (c)                     0.75% (c)                    0.00% ***
                                                           --------                      --------                     --------
                                                           --------                      --------                     --------
Ratio of net investment income to
  average net assets                                           0.32% (c)                     1.19% (c)                    0.01% ***
                                                           --------                      --------                     --------
                                                           --------                      --------                     --------

Portfolio turnover                                            119.1%                         87.4%                        0.00% ***
                                                           --------                      --------                     --------
                                                           --------                      --------                     --------

--------------------------
(a) On June 14, 1996, RCM Capital Management, L.L.C. became the investment manager (see Note 6).
(b) Stock split 10:1 at the close of business on June 17, 1996 (see Note 4). All prior period per share amounts were restated to reflect the stock split.
(c) Includes reimbursement by the Fund's investment manager of investment management fees and other expenses equal to $0.03* and $0.03 per share for the years ended December 31, 1996 and 1995, respectively. Without such reimbursement, the ratio of expenses would have been 1.25% and 1.11%, respectively, and the ratio of net investment income to average net assets would have been 0.06% and 0.83%, respectively.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
*   Calculated using the average share method.
** Total return measures the change in value of an investment over the period indicated.
*** Not annualized. Fund was in operation for four days, ratios are not meaningful.

                      RCM INTERNATIONAL GROWTH EQUITY FUND A
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


1.  SIGNIFICANT ACCOUNTING POLICIES

    RCM International Growth Equity Fund A (the "Fund") is a non-diversified series of RCM Capital Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

    a.  SECURITIES VALUATIONS:

    Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

    Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

    b.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

    Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

    c.  FOREIGN CURRENCY TRANSACTIONS:

    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

                      RCM INTERNATIONAL GROWTH EQUITY FUND A
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    d.  FORWARD FOREIGN CURRENCY CONTRACTS:

    A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

    e.  FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under
    Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

    f.  DISTRIBUTIONS:

    Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses due to wash sales, passive foreign investment companies and foreign currency transactions.

2.  DISTRIBUTIONS

    On December 17, 1996, a distribution of $1.04 per share, aggregating $3,633,145, was paid from investment operations. This per share amount consisted of $0.16 net investment income, $0.35 short-term capital gains and $0.53 long-term capital gains. The dividend was recorded on December 17, 1996 to shareholders of record on the same date.

3.  INVESTMENT IN FOREIGN SECURITY AND CURRENCY

    Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign and emerging markets will subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

                      RCM INTERNATIONAL GROWTH EQUITY FUND A
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


4.  CAPITAL SHARES

    At December 31, 1996, there were 1,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 100,000,000 were classified as shares of the Fund; 300,000,000 were classified as shares of RCM Growth Equity Fund; 100,000,000 were classified as shares of RCM Small Cap Fund; and 500,000,000 shares remain unclassified. As of the close of business on June 17, 1996, each outstanding share of capital stock of the Fund was split into 10 shares of capital stock, resulting in a total of 3,080,990 outstanding shares of the capital stock of the Fund. Transactions in capital shares of the Fund shown below were restated to reflect the stock split:


                          CAPITAL SHARE TRANSACTIONS

                                                  Year ended December 31, 1996
                                                  ----------------------------
                                                     Shares           Amount
                                                  ------------     -----------
Shares sold                                         958,208        $12,239,598
Shares issued in connection with reinvestment
  of distributions                                  293,007          3,621,573
Shares repurchased                                  (86,083)        (1,143,164)
                                                  ------------     -----------
Net increase                                      1,165,132        $14,718,007
                                                  ------------     -----------
                                                  ------------     -----------

                                                  Year ended December 31, 1995
                                                  ----------------------------
                                                     Shares           Amount
                                                  ------------     -----------
Shares sold                                         414,880        $ 4,700,579
Shares issued in connection with reinvestment
  of distributions                                   60,800            690,068
Shares repurchased                                   (3,910)           (44,580)
                                                  ------------     -----------
Net increase                                        471,770         $5,346,067
                                                  ------------     -----------
                                                  ------------     -----------

    At December 31, 1996, two shareholders held more than 5% of the outstanding shares of the Fund individually and 76% in aggregate.

5.  PURCHASES AND SALES OF SECURITIES

    For the year ended December 31, 1996, purchases and sales proceeds of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $56,751,715 and $47,324,177, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

6.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    On June 14, 1996, all of the outstanding general and limited partnership interests in the Fund's investment manager, RCM Capital Management, a California Limited Partnership ("Old RCM"), were acquired by RCM Capital Management, L.L.C. ("RCM"), a wholly owned subsidiary of Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany. Because the transaction may have constituted an "assignment" of the Fund's management agreement with Old RCM under the Investment Company Act of 1940, and thus a termination of

                      RCM INTERNATIONAL GROWTH EQUITY FUND A
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


6.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

    such management agreement, the Fund sought and obtained prior approval of a new management agreement from the Company's Board of Directors and from the Fund's stockholders at a special meeting of stockholders of the Company held on May 28, 1996. The terms of the new management agreement are substantially the same as those of the previous management agreement.

    RCM manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. For the period from January 1, 1996 to June 30, 1996, the Fund paid investment management fees quarterly to RCM at a rate of 1/4 of 0.75% (approximately 0.75% on an annual basis) of the average net assets of the Fund during the current quarter. As discussed above, the stockholders approved a new investment management agreement between the Company, on behalf of the Fund, and RCM. Pursuant to this new investment management agreement, beginning July 1, 1996, the Fund pays investment management fees monthly to RCM at an annualized rate of 0.75% of the Fund's average daily net assets. For the year ended December 31, 1996, the Fund recorded investment management fees of $313,342. RCM has voluntarily agreed to pay the Fund on a quarterly basis (from January 1, 1996 to June 30, 1996) and on a monthly basis (beginning from July 1, 1996) the amount, if any, by which certain ordinary operating expenses of the Fund exceed the annualized rate of 1% of the Fund's average daily net assets. For the year ended December 31, 1996, RCM reimbursed Fund operating expenses totaling $105,743.

    The RCM Capital Management Profit Sharing Plan, participation in which is limited to employees of RCM, owned 357,424 shares of the Fund on December 31, 1996.

7.  DIRECTORS' FEES

    The Fund pays each of its Directors who is not an interested person of the Fund $6,000 annually plus $1,000 for each meeting of the board or any committee thereof attended by the Director.

                             RCM CAPITAL FUNDS, INC.
                          STOCKHOLDER MEETING RESULTS
                                  (UNAUDITED)

A Special Meeting of Stockholders of the RCM Capital Funds, Inc. (the "Company") was held on Tuesday, May 28, 1996. The number of shares issued, outstanding and eligible to vote as of April 18, 1996 (the "Record Date") was 7,110,217. Present were 5,477,386 shares in person or represented by proxy, or 77% of the shares outstanding on the Record Date. The matters voted upon by stockholders and the resulting votes for each matter are presented below:

1.  Each person nominated as a director was elected as set forth below:

                                         For        Withhold
                                       --------     --------
              Kenneth E. Scott         5,109,781     332,162
              DeWitt F. Bowman         5,245,037     196,905
              Thomas S. Foley          4,910,846     531,097
              Frank P. Greene          5,109,781     332,162
              Pamela A. Farr           5,109,781     332,162
              George G.C. Parker       5,109,781     332,162

2. An Amendment to the Articles of Incorporation of the Company to reduce the par value of the shares of the Company was approved: For: 4,849,864;
    Against: 517,895; Abstain 74,184.

3. The selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending December 31, 1996 was approved: For: 5,367,761; Against: 0; Abstain: 74,182.

In addition, certain matters were presented to the stockholders of the RCM International Growth Equity Fund A (the "Fund") for approval or ratification. As of the Record Date, there were 307,063 shares of the Fund outstanding and eligible to vote. At the Special Meeting 306,241 shares were present in person or by proxy, or 99.7% of the shares of outstanding on the Record Date. The matter voted upon by stockholders of the Fund and the resulting votes for the matter are presented below:

1. The new Investment Management Agreement between the Company, on behalf of the Fund, and RCM Capital Management, L.L.C. was approved: For: 289,790;
    Against: 0; Abstain: 101.

INVESTMENT MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center, Suite 3000
San Francisco, California  94111


TRANSFER AND REDEMPTION AGENT

RCM Capital Trust Company
Four Embarcadero Center, Suite 2800
San Francisco, California  94111


DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts  02109


CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts  02105


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker
555 South Flower Street
Los Angeles, California  90071


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109

                                     NOTES
-------------------------------------------------------------------------------

                                     NOTES
-------------------------------------------------------------------------------

                                     NOTES
-------------------------------------------------------------------------------